                                   EXHIBIT "E"

                              EMPLOYMENT AGREEMENT


         This EMPLOYMENT AGREEMENT ("Agreement") is made, entered into, and effective as of January 31, 1998 ("Effective Date"), by and between American Custom Components, Inc., a Nevada corporation ("the "Company") and Steve Kakuk ("Employee").


                                    RECITALS
                                    --------
         WHEREAS, COMPANY desires to benefit from Employee's expertise and employ Employee and Employee is willing to accept such employment.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto hereby agree as follows:


                                    AGREEMENT
                                    ---------

1.       TERM AND DUTIES.
         ----------------

         The Company hereby employs Employee as a Tooling Manager as of the Effective Date for a period of three (3) years, at which time this Agreement shall terminate unless extended by mutual agreement of the parties. Employee shall faithfully and diligently perform all professional duties and acts as may be reasonably requested of Employee by the Company or its officers consistent with the function of a Tooling Manager in this or a similar company.

2.       DUTIES.
         -------

         Employee agrees to perform Employee's services to the best of Employee's ability. Employee agrees throughout the term of this Agreement to devote sufficient time, energy and skill to the business of the Company and to the promotion of the best interests of the Company. Employee will be provided with appropriate equipment, secretarial help, supplies, and other facilities and services suitable to Employee's position and adequate for the performance of his duties. Employees duties shall include, but not be limited to, oversight of the Company's K5 Plastics, Inc. subsidiary, and the planning, assignment and direction of the functions of tool making and assembly process tools. He will be responsible for business development, costs, budgeting, efficiency, and managing the workforce.

3.       COMPENSATION.
         -------------

         3.1 Subject to the termination of this Agreement as provided herein, the Company shall compensate Employee for his services hereunder at an annual salary ("Salary") of Seventy Two Thousand Dollars ($72,000.00) payable in semi-monthly installments in accordance with the Company's practices, less normal payroll deductions.

         3.2 In addition to the Salary as defined above, the Company agrees to grant to Employee, upon the completion of twelve consecutive months of employment, a one-time cash bonus in the amount of Fifteen Thousand Dollars ($15,000.00).

         3.3 In addition to the compensation set forth above, the Company shall periodically review Employee's performance and services rendered with a view to paying discretionary bonuses based upon above-average or outstanding performance for a prior period. Any such bonuses approved by the Company shall be paid to Employee within 30 days of the grant thereof.

         3.4 In addition to the Salary and bonuses stated above, commencing with the Effective Date, Employee shall be eligible to participate in a health insurance plan, including dependent coverage, supplied by the Company. Employee shall be entitled to participate in any and all group life, workers' compensation, health plan, or accidental insurance plans which are adopted by the Company for the benefit of executive officers or employees. Employee shall be entitled to such sick leave and paid holidays and to such other perquisites of employment as customarily are extended by the Company to executive officers or employees. In addition, Employee shall be entitled to such other benefits as the Company may elect to provide generally, from time to time, to executive officers or employees.

4.       DISCLOSURE OF CONFIDENTIAL INFORMATION.
         ---------------------------------------

         4.1 Employee shall not, during the term of this Agreement and thereafter, communicate, divulge, or use for the benefit of himself or any other person, partnership, association, or corporation, either directly or indirectly, any information or knowledge concerning Company and any information, including but not limited to pricing schedules, customer lists, communication techniques, invoicing, billing, schematics, hardware and software designs and prototypes, and software source code which may be communicated to Employee by Company during the term of this Agreement.

         4.2 Employee agrees that any and all products, formulas, inventions, schematics, hardware and software designs, software source code, techniques, and goods created by Employee while rendering services to Company shall be considered the property of the Company which shall own all rights and interest in the same.

         4.3 Employee covenants and agrees that during the term of this Agreement he will not do any act or fail to do any act which may be prejudicial or injurious to the business and goodwill of Company.

5.       EXPENSES.
         ---------

         The Company shall reimburse Employee for all reasonable business related expenses incurred by Employee in the course of his normal duties on behalf of the Company. In reimbursing Employee for expenses, the ordinary and usual business guidelines and documentation requirements shall be adhered to by the Company and Employee. Any expenses which, individually or in the aggregate, exceed Five Hundred Dollars ($500.00) must be consented to by the Company in writing prior to being incurred by Employee.

6.       TERMINATION.
         ------------

         6.1 TERMINATION BY THE COMPANY. The Company reserves the right to terminate this Agreement at any time for "cause". For the purposes of this Agreement, an event or occurrence constituting "cause" shall include, but not be limited to:

                    6.1.1 Employee's failure or refusal, after notice thereof, to perform specific directives of the Board of Directors of the Company, when such directives are consistent with the scope and nature of the Employee's duties and responsibilities as set forth herein or the commission of any intentional tort by the Employee against the Company, or any breach by the Employee of any of the covenants set forth in paragraphs 2, 4, 5, or 10 of this Agreement;

                    6.1.2 Drunkenness or use of drugs which interferes with the performance Employee's obligations under this Agreement, continuing after notice thereof;

                    6.1.3 Any act of dishonesty or moral turpitude by the Employee which constitutes a crime under the laws of the place where the act was committed;

                    6.1.4 Any willful or intentional act by Employee which, although not a crime, is of such impropriety or magnitude that it substantially adversely affects the business and the reputation of the Company.

                    6.1.5 Any material breach by Employee of that certain Stock Purchase Agreement dated as of January 30, 1998 by and between American Custom Components, Inc., a Nevada corporation, K5 Plastics, Inc., a California corporation, and Steve Kakuk, Helen Kakuk, Catherine A. Garcie, Stephen
                    J. Kakuk, and Kristina Sanderson, as shareholders.

         In the event Employee is terminated for cause as defined herein, Employee shall not be entitled to any bonus, termination or severance payment of any sort.

         6.2 TERMINATION UPON DEATH OR DISABILITY. This Agreement shall be terminated upon the death of the Employee or, at the Company's discretion, if the Employee suffers any physical or mental disability that would prevent the performance of his duties under this Agreement. Such a termination, in the case of disability, shall be effected by giving thirty (30) days written notice of termination to Employee.

         6.3 TERMINATION BY EMPLOYEE. This Agreement may be terminated by the Employee by giving the Company at least thirty (30) days notice in advance. In the event that this Agreement is terminated prior to the completion of the term of employment specified herein, Employee shall be entitled to compensation earned by and vested in him prior to the date of termination as provided for in this Agreement, computed pro-rata up to and including that date.

         6.4 This Agreement shall not be terminated by any voluntary or involuntary dissolution of the Company resulting from either a merger or consolidation in which the Company is not the consolidated or surviving corporation, or a transfer of all or substantially all of the assets of the Company.

7.       BINDING EFFECT.
         ---------------

         This Agreement shall be binding upon and inure to the benefit of the parties hereto their respective devisees, legatees, heirs, legal representatives, successors, and permitted assigns. The preceding sentence shall not affect any restriction on assignment set forth elsewhere in this Agreement.

8.       ARBITRATION.
         ------------

         If a dispute or claim shall arise between the parties with respect to any of the terms or provisions of this Agreement, or with respect to the performance by any of the parties under this Agreement, then the parties agree that the dispute shall be arbitrated in Orange County, California before a single arbitrator, in accordance with the rules of either the American Arbitration Association ("AAA") or Judicial Arbitration and Mediation Services, Inc./Endispute ("JAMS/Endispute"). The selection between AAA and JAMS/Endispute rules shall be made by the claimant first demanding arbitration. The arbitrator shall have no power to alter or modify any express provisions of this Agreement or to render any award which by its terms affects any such alteration or modification. The parties to the arbitration may agree in writing to use different rules and/or arbitrator(s). In all other respects, the arbitration shall be conducted in accordance with the California Code of Civil Procedure, or equivalent. The parties agree that the judgment award rendered by the arbitrator shall be considered binding and may be entered in any court having jurisdiction as stated in Paragraph 11 of this Agreement. The provisions of this Paragraph shall survive the termination of this Agreement.

9.       NOTICES.
         --------

         Any notice, request, demand, or other communication given pursuant to the terms of this Agreement shall be deemed given upon delivery, if hand delivered or delivered via facsimile, or Forty-Eight (48) hours after deposit in the United States mail, postage prepaid, and sent certified or registered mail, return receipt requested, correctly addressed to the addresses of the parties indicated below or at such other address as such party shall in writing have advised the other party.

If to the Company:

                    American Custom Components, Inc.
                    3310 W. MacArthur Blvd.
                    Santa Ana, CA 92704
                    Attn: Martin Tony Walk
                    Facsimile (714) 662-2081

with a copy to:

                    The Law Offices of M. Richard Cutler
                    610 Newport Center Drive, Suite 800
                    Newport Beach, CA 92660
                    Attn: M. Richard Cutler, Esq.
                    Facsimile (714) 719-1988

If to Employee:

                    Steve Kakuk
                    26931 Vista Pointe
                    San Juan Capistrano, CA 92675
                    Facsimile (714) 347-0738

with a copy to:

                    Bewley, Lassleben & Miller, LLP
                    13215 East Penn Street, Suite 510
                    Whittier, CA 90602
                    Attn: J. Terrence Mooschekian
                    Facsimile (562) 696-6357

10.      ASSIGNMENT.
         -----------

         Subject to all other provisions of this Agreement, any attempt to assign or transfer this Agreement or any of the rights conferred hereby, by judicial process or otherwise, to any person, firm, company, or corporation without the prior written consent of the other party, shall be invalid, and may, at the option of such other party, result in an incurable event of default resulting in termination of this Agreement and all rights hereby conferred.

11.      CHOICE OF LAW.
         --------------

         This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

12.      JURISDICTION.
         -------------

         The parties submit to the jurisdiction of the Courts of the State of California or a Federal Court empaneled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

13.      ENTIRE AGREEMENT.
         -----------------

         Except as provided herein, this Agreement, including exhibits, contains the entire agreement of the parties, and supersedes all existing negotiations, representations, or agreements and all other oral, written, or other communications between them concerning the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between and among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

14.      SEVERABILITY.
         -------------

         If any provision of this Agreement is unenforceable, invalid, or violates applicable law, such provision, or unenforceable portion of such provision, shall be deemed stricken and shall not affect the enforceability of any other provisions of this Agreement.

15.      CAPTIONS.
         ---------

         The captions in this Agreement are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Agreement or the relationship of the parties, and shall not affect this Agreement or the construction of any provisions herein.

16.      COUNTERPARTS.
         -------------

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

17.      MODIFICATION.
         -------------

         No change, modification, addition, or amendment to this Agreement shall be valid unless in writing and signed by all parties hereto.17

18.      WAIVER.
         -------

         No waiver of any breach, covenant, representation, warranty or default of this Agreement by any party shall be considered to be a waiver of any other breach, covenant, representation, warranty or default of this Agreement.

19.      INTERPRETATION
         --------------

         The terms and conditions of this Agreement shall be deemed to have been prepared jointly by all of the Parties hereto. Any ambiguity or uncertainty existing hereunder shall not be construed against any one of the drafting parties, but shall be resolved by reference to the other rules of interpretation of contracts as they apply in the State of California.

20.      ATTORNEYS' FEES.
         ----------------

         Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees.

21.      TAXES.
         ------

         Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

22.      NOT FOR THE BENEFIT OF CREDITORS OR THIRD PARTIES.
         --------------------------------------------------

         The provisions of this Agreement are intended only for the regulation of relations among the parties. This Agreement is not intended for the benefit of creditors of the parties or other third parties and no rights are granted to creditors of the parties or other third parties under this Agreement. Under no circumstances shall any third party, who is a minor, be deemed to have accepted, adopted, or acted in reliance upon this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.


"Company"                                            "Employee"

American Custom Components, Inc.                     Steve Kakuk


/S/ MARTIN TONY WALK                                 /S/ STEVE KAKUK
--------------------------------                     --------------------------
By:      Martin Tony Walk
Its:     President